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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ___________________

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 26, 2006

                              ___________________

                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                              ___________________


       Cayman Islands                    001-16855               98-0362785
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


               P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                          N/A
   (Address of Principal Executive Offices)                      (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.     Entry into a Material Definitive Agreement.

Securities Purchase Agreement

          As of November 26, 2006, Scottish Re Group Limited (the "Company"), MassMutual Capital Partners LLC ("MassMutual") and SRGL Acquisition, LLC, a newly formed affiliate of Cerberus Capital Management, L.P. ("Cerberus" and together with MassMutual, the "Investors") entered into a Securities Purchase Agreement (together with the exhibits thereto, the "Securities Purchase Agreement"). A copy of the Securities Purchase Agreement is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.

          The Securities Purchase Agreement contemplates the Investors making a $600 million investment in the Company by means of a purchase of newly issued convertible cumulative participating preferred shares of the Company (the "Convertible Shares"), representing a 68.8% ordinary share ownership on a fully diluted basis at the time of investment. A copy of the form of the Certificate of Designations for the Convertible Shares, which sets forth their terms, is attached hereto as Exhibit 10.2 and is incorporated herein by reference. A description of the Convertible Shares is set forth below.

          In order to complete the transactions contemplated by the Securities Purchase Agreement, the Company must obtain antitrust clearance under the Hart-Scott-Rodino Antitrust Improvements Act. In addition, the approval of the insurance departments of the State of Delaware and the State of South Carolina, the Bermuda Monetary Authority, the Cayman Islands Monetary Authority, the U.K. Financial Services Authority and the Guernsey Financial Services Commission, among others, are required.

          The consummation of the transactions contemplated by the Securities Purchase Agreement will require the approval of two-thirds of the outstanding ordinary shares of the Company entitled to vote at an extraordinary general meeting of shareholders, voting as a single class. In addition, pursuant to the rules of the New York Stock Exchange, the issuance will require the approval of a majority of the votes cast at the extraordinary general meeting, provided that the total votes cast represents at least 50% in interest of the outstanding shares entitled to vote.

          The Company has made customary representations, warranties and covenants in the Securities Purchase Agreement, including, among others, covenants to conduct its business in the ordinary course between the execution of the Securities Purchase Agreement and the consummation of the transactions contemplated thereby and not to engage in certain kinds of transactions during that period without the consent of the Investors. In addition, the Company has made certain additional covenants, including, among others, covenants, subject to certain exceptions, (A) to cause an extraordinary general meeting of shareholders to be held to consider approval of the transactions contemplated by the Securities Purchase Agreement, (B) not to solicit proposals from parties other than the Investors as an alternative to the transactions contemplated by the Securities Purchase Agreement, subject to the board of directors' fiduciary duty to consider any superior proposals, and (C) not to enter into discussions, or provide confidential information in connection with, alternative transactions.


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          The Securities Purchase Agreement contains certain termination rights for both the Company and the Investors, and further provides that, upon termination of the Securities Purchase Agreement under specified circumstances, the Company would be required to pay the Investors an aggregate standby commitment fee of $30,520,000.

          The Securities Purchase Agreement provides that, after the consummation of the transactions contemplated by the Securities Purchase Agreement, the Company will indemnify the Investors for breaches of representations, warranties and covenants and the uncollectability of certain reinsurance recoverables, subject to certain limitations. Other than indemnification with respect to the Investors' out-of-pocket costs, the Company's indemnification obligations will be satisfied not through a cash payment but rather through adjustment of the conversion ratio of the Convertible Shares.

Certificate of Designations

          The Certificate of Designations will set forth the terms of the Convertible Shares, and will be effective at the time of the closing of the transactions contemplated by the Securities Purchase Agreement. The Convertible Shares will rank senior to the Company's ordinary shares but subordinate to all other existing securities of the Company that are senior to the ordinary shares. The Convertible Shares are subject to mandatory conversion to an aggregate of 150,000,000 ordinary shares on the ninth anniversary of issuance. In addition, the Convertible Shares are convertible into ordinary shares at any time at the option of the holder. The rate at which the Convertible Shares may be converted into ordinary shares will be adjusted to provide for the issuance of additional ordinary shares to the extent the Company is required to provide indemnification to the Investors pursuant to the Securities Purchase Agreement, as described above, and to prevent certain kinds of dilution of the holders of Convertible Shares.

          Dividends on the Convertible Shares are cumulative and accrete daily on a non-compounding basis at a rate of 7.25% per annum, and are made solely by increasing the stated value of the Convertible Shares, other than in the case of participation in any dividends paid on the ordinary shares. To the extent that the Convertible Shares participate in dividends paid on ordinary shares, a corresponding reduction will be made to the accreted value for preferred dividends, subject to certain exceptions.

          The Convertible Shares have a liquidation preference equal to their stated value (which is equal to the aggregate purchase price of the Convertible Shares), as adjusted for dividends. The holders of Convertible Shares may require redemption of the Convertible Shares upon a change of control of the Company. Upon a change of control of the Company, the redemption price is an amount equal to the greater of (i) the aggregate liquidation preference attributable to the Convertible Shares, plus an amount equal to the sum of all accrued dividends through the earlier of (A) the date of payment of the consideration payable upon a change of control, or (B) the fifth anniversary of the issue date of the Convertible Shares, or (ii) the amount that the holder of the Convertible Shares would have been entitled to receive with respect to such change of control if it had exercised its right to convert all or such portion of its Convertible Shares for ordinary shares immediately prior to date of such change of control. The liquidation preference of


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the Convertible Shares is not applicable once the Convertible Shares have been converted into ordinary shares, as described above.

          The Convertible Shares will vote at all shareholders meetings together with, and as part of one class with, the ordinary shares. In addition, the approval of a majority in interest (or a greater percentage if required by law) of the Convertible Shares will be required (i) to create new series of preferred shares, (ii) to amend the terms of, or certificate of designations relating to, the Convertible Shares, (iii) to amend the memorandum or articles of association of the Company, (iv) for any change of control or liquidation event of the Company or any of its subsidiaries, (v) to effect the reclassification of any ordinary shares into preferred shares, (vi) for any transaction that would adversely affect the rights of the holders of Convertible Shares, (vii) for the Company to incur or guarantee indebtedness in excess of $10,000,000 or (viii) to enter into any agreement in respect of the foregoing.

Registration Rights and Shareholders Agreement

          In connection with the execution of the Securities Purchase Agreement, the Company has agreed to enter into a Registration Rights and Shareholders Agreement (the "Registration Rights and Shareholders Agreement") at the time of the closing of the transactions contemplated by the Securities Purchase Agreement. A copy of the form of Registration Rights and Shareholders Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. Pursuant to the Registration Rights and Shareholders Agreement, the Company will grant the Investors demand and piggyback registration rights as well as, subject to certain exceptions, preemptive rights with respect to issuances of equity securities by the Company. The Company also granted the Cypress Entities (as defined below), in exchange for their agreement to terminate the Shareholder Agreement (as defined below), certain demand and piggyback registration rights.

          For so long as the Investors in the aggregate own at least 51% of the outstanding voting shares of the Company on a fully diluted basis, the Investors will be entitled to designate two-thirds of the Company's board of directors. After falling below this ownership threshold, the Investors will continue to have the foregoing right for the following 12 months. Thereafter, the Investors will have the right to designate the number of directors that is proportionate to their ownership percentage of the equity of the Company. For so long as the Investors in the aggregate own at least 5% of the outstanding voting shares of the Company, they will be entitled to designate at least one director. In addition, for so long as the Cypress Entities in the aggregate beneficially own at least 2.5% of the outstanding voting shares of the Company on a fully diluted basis, the Cypress Entities will be entitled to designate at least one individual for election to the board of directors. Such individual shall be approved by the Investors as a designee of the Cypress Entities, such approval not to be unreasonably withheld or delayed, but subject in any event to Investors' fiduciary duties and applicable law.

          The Investors will be restricted from entering into affiliate transactions with the Company without the approval of the independent directors of the Company or the approval of a majority of the ordinary shares (excluding any shares held by the Investors), subject to an exception for certain transactions entered into in the ordinary course of business on terms that are no less favorable to the Company than those that


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could have been obtained in a comparable transaction by the Company with an unrelated person.

Voting Agreement

          In connection with the transactions contemplated by the Securities Purchase Agreement, on November 26, 2006, Cypress Merchant B Partners II (Cayman) L.P., Cypress Merchant B II-A C.V., Cypress Side-By-Side (Cayman) L.P. and 55th Street Partners II (Cayman) L.P. (collectively the "Cypress Entities"), MassMutual, Cerberus and the Company entered into a voting agreement (the "Voting Agreement") pursuant to which, among other things, the Cypress Entities agreed to vote in favor of, and granted, subject to receipt of applicable regulatory approvals, an irrevocable proxy to representatives of the Investors to vote in favor of, the transactions contemplated by the Securities Purchase Agreement at any meeting of the shareholders of the Company. A copy of the Voting Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

          In addition, subject to the terms of the Voting Agreement, the Cypress Entities agreed not to solicit proposals from parties other than the Investors as an alternative to the transactions contemplated by the Securities Purchase Agreement. The Cypress Entities also agreed that, upon consummation of the transactions contemplated by the Securities Purchase Agreement, each of the Cypress Entities would waive the rights arising under, and would terminate, the Shareholders Agreement, dated October 17, 2004 (the "Shareholders Agreement") to which the Cypress Entities and the Company are party and to enter into at, and subject to, the closing of the transactions contemplated by the Securities Purchase Agreement, the Registration Rights and Shareholders Agreement described above.

          The Voting Agreement shall terminate on the earliest of (a) termination of the Securities Purchase Agreement, (b) the written agreement of the parties thereto to terminate the Voting Agreement or (c) the closing of the transactions contemplated by the Securities Purchase Agreement.

ING Amendment

          On November 26, 2006, the Company, and its subsidiaries Scottish Re (U.S.), Inc. and Scottish Re Life (Bermuda) Limited, entered into a First Amendment to Asset Purchase Agreement (the "First Amendment") with Security Life of Denver Insurance Company ("SLD") and Security Life of Denver International Limited ("SLDI" and, together with SLD, the "ING Entities"). A copy of the First Amendment is attached hereto as Exhibit 10.5 and is incorporated herein by reference. Pursuant to this amendment, the Company is no longer obligated to include business acquired from the ING Entities in connection with the implementation of a permanent capital relief facility or financing facility used to collateralize reinsurance reserve credit with a duration longer than one year. In addition, the fees payable by the Company under certain credit facilities maintained for the benefit of the business acquired from the ING Entities was reduced to 0.85% from 1.25% and 1.50%, respectively, for fiscal years 2007 and 2008, 1.05% from 1.75% for fiscal year 2009 and 1.25% from 1.75%
for all fiscal years thereafter (calculated on a per annum basis).


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          The foregoing descriptions of the Securities Purchase Agreement,
Certificate of Designations, Registration Rights and Shareholders Agreement, Voting Agreement and First Amendment are only summaries and do not purport to be complete.

Item 3.02.     Unregistered Sales of Equity Securities.

          The sale of the Convertible Shares by the Company to the Investors is being made in reliance upon the exemption from securities registration afforded by Section 4(2) of the United States Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission under the Securities Act. Each Investor has represented to the Company in the Securities Purchase Agreement that such Investor is an "accredited investor" (as that term is defined in Rule 501(a) of Regulation D).

          The information included in Item 1.01 above is incorporated by reference into this Item 3.02.


Item 9.01.     Financial Statements and Exhibits.

(c) Exhibits.

10.1 Securities Purchase Agreement, dated as of November 26, 2006, by and among Scottish Re Group Limited, MassMutual Capital Partners LLC and SRGL Acquisition, LLC.

10.2 Form of the Certificate of Designations for the 7.25% Convertible Participating Preferred Shares of the Company.

10.3      Form of Registration Rights and Shareholders Agreement.

10.4 Voting Agreement, dated as of November 26, 2006, by and among Scottish Re Group Limited, MassMutual Capital Partners LLC, SRGL Acquisition, LLC, Cypress Merchant B Partners II (Cayman) L.P., Cypress Merchant B II-A C.V., Cypress Side-By-Side (Cayman) L.P. and 55th Street Partners II (Cayman) L.P.

10.5 First Amendment to Asset Purchase Agreement, dated as of November 26, 2006, by and among Scottish Re (U.S.), Inc., Scottish Re Life (Bermuda) Limited, Security Life of Denver Insurance Company and Security Life of Denver International Limited.


Additional Information and Where to Find It

          In connection with the transactions contemplated by the Securities Purchase Agreement, the Company plans to file a proxy statement with the Securities and Exchange Commission (the "Commission"). INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed to shareholders of the Company. Investors and security holders may obtain a free copy of the proxy statement, when it becomes available, and other documents filed by the Company with the Commission, at the Commission's website at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and the Company's other filings with the Commission may also be obtained from the Company by directing a request to Scottish Re Group Limited, Post Office Box HM 2939, Hamilton, HM MX, Bermuda, Attention: Secretary.


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Participants in the Solicitation

          The Company and its directors, executive officers and certain other members of its management and employees may be deemed to be soliciting proxies from the Company's shareholders in favor of the proposed sale. Information regarding the Company's directors and executive officers is available in the Company's proxy statement for its 2006 annual general meeting of shareholders, which was filed with the Commission on April 4, 2006. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the Commission when they become available.

Forward Looking Statements

          Certain statements included or incorporated by reference herein are "forward-looking statements" within the meaning of the federal securities laws. The management of the Company cautions that forward-looking statements are not guarantees and actual results could differ materially from those expressed or implied in the forward-looking statements. Important events that could cause the actual results of operations or financial condition of the Company to differ include, but are not necessarily limited to, the Company 's ability to attract clients and generate business; the competitive environment; the Company's ability to underwrite business; mortality risk; surrender risk; investment risk (including asset value risk, reinvestment risk and disintermediation risk); the impact of unforeseen economic changes (such as changes in interest rates, currency exchange rate, inflation rates, recession and other external economic factors); the impact of terrorist activities on the economy, the insurance and related industries in general and the Company in particular; regulatory changes (such as changes in U.S. tax law and insurance regulation which directly affect the competitive environment for the Company's products); changes in expectations regarding future realization of gross deferred tax assets; uncertainties about our ability to raise equity capital or other sources of liquidity; rating agency policies and practices; loss of key executives; and the Company's ability to consummate the transactions contemplated by the Securities Purchase Agreement (including obtaining necessary regulatory approvals and shareholder approval) and realize the benefits of such issuance. Investors are also directed to consider the risks and uncertainties discussed in documents filed by the Company with the Commission.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   SCOTTISH RE GROUP LIMITED


                                   By:   /s/ Paul Goldean
                                         ---------------------------------------
                                         Paul Goldean
                                         President and Chief Executive Officer



Dated:    November 29, 2006


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                               INDEX TO EXHIBITS

Number    Description
------    -----------

10.1 Securities Purchase Agreement, dated as of November 26, 2006, by and among Scottish Re Group Limited, MassMutual Capital Partners LLC and SRGL Acquisition, LLC.

10.2 Form of the Certificate of Designations for the 7.25% Convertible Participating Preferred Shares of the Company.

10.3      Form of Registration Rights and Shareholders Agreement.

10.4 Voting Agreement, dated as of November 26, 2006, by and among Scottish Re Group Limited, MassMutual Capital Partners LLC, SRGL Acquisition, LLC, Cypress Merchant B Partners II (Cayman) L.P., Cypress Merchant B II-A C.V., Cypress Side-By-Side (Cayman) L.P. and 55th Street Partners II (Cayman) L.P.

10.5 First Amendment to Asset Purchase Agreement, dated as of November 26, 2006, by and among Scottish Re (U.S.), Inc., Scottish Re Life (Bermuda) Limited, Security Life of Denver Insurance Company and Security Life of Denver International Limited.


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